UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2020

SCHMITT INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-38964	93-1151989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2765 N.W. Nicolai Street, Portland, Oregon		97210-1818
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 227-7908

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock – no par value	SMIT	NASDAQ Capital Market
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Schmitt Industries, Inc. (the “Company”), held on December 10, 2020, the shareholders of the Company elected Steven Strom and Lillian Tung as directors of the Company. As the Company’s shareholders did not approve the amendment of the Company’s Second Restated Articles of Incorporation to declassify the Company’s board of directors, each elected director will serve a three-year term, until the 2023 annual meeting of the Company and until their successors are duly elected and qualified. The shareholders also (i) approved, on a non-binding advisory basis, the compensation of the Company’s executive officers and (ii) ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

At the Annual Meeting, 3,272,851 shares of common stock, which represented 87.17% percent of the 3,754,145 total shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy which constituted a quorum.

The final votes for each proposal presented to the Company’s shareholders at the Annual Meeting were as follows:

Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Steven Strom	1,401,471	114,527	1,756,853
Lillian Tung	1,474,827	41,171	1,756,853

Declassification of Board of Directors.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,485,762	24,013	6,223	1,756,853

Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,440,369	54,953	20,676	1,756,853

Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain	Broker Non-Votes
3,265,661	3,527	3,663	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

December 14, 2020	By:	/s/ Michael Zapata
Name: Michael Zapata
Title: Chief Executive Officer